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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 8, 2004


                          CENDANT MORTGAGE CAPITAL LLC
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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              Delaware                                333-110192                                     52-233-8856
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
    (STATE OR OTHER JURISDICTION                     (COMMISSION                                  (I.R.S. EMPLOYER
           OF FORMATION)                             FILE NUMBER)                                IDENTIFICATION NO.)

3000 Leadenhall Road
Mount Laurel , New Jersey                                                                               08054
------------------------------------                                                         ---------------------------
  (ADDRESS OF PRINCIPAL EXECUTIVE                                                                    (ZIP CODE)
              OFFICES)
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Registrant's telephone number, including area code, is (856) 917-6200







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                                       -2-


Item 5.  Other Events.
         ------------

                  On or about April 29, 2004, the Registrant will cause the issuance and sale of CDMC Mortgage Pass-Through Certificates, Series 2004-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2004, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee.
                  In connection with the sale of the Certificates, the Registrant has been advised by William J. Mayer Securities, LLC ("Mayer"), that Mayer has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "collateral term sheets" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Collateral Term Sheets") with respect to the Certificates following the effective date of Registration Statement No. 333-110192 which Collateral Term Sheets are being filed as exhibits to this report.

                  The Collateral Term Sheets have been provided by Mayer. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by Mayer at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.





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                                       -3-

Item 7.      Financial Statements, PRO FORMA Financial Information and Exhibits
             ------------------------------------------------------------------

         (a) Financial Statements.

             Not applicable.

         (b) PRO FORMA Financial Information.
             -------------------------------

             Not applicable.

         (c) Exhibits
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                                      ITEM 601(A) OF
                                      REGULATION S-K
      EXHIBIT NO.                      EXHIBIT NO.                              DESCRIPTION
      -----------                      -----------                              -----------
           1                                99                    Collateral Term Sheets--Collateral Term
                                                                  Sheets (as defined in Item 5) that have been
                                                                  provided by Mayer to certain prospective
                                                                  purchasers of CDMC Mortgage Pass-Through
                                                                  Certificates, Series 2004-2 (filed in paper
                                                                  pursuant to the automatic SEC exemption
                                                                  pursuant to Release 33-7427, August 7, 1997)
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



                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            CENDANT MORTGAGE CAPITAL LLC


                                            By: /s/ Michael K. Goeller
                                               -----------------------------
                                            Name:   Michael K. Goeller
                                            Title:  Assistant Vice President

Dated: April 8, 2004





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                                                   EXHIBIT INDEX



                                   Item 601(a) of                                                 Sequentially
                                   Regulation S-K                                                 Numbered
Exhibit Number                     Exhibit No.                    Description                     Page
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
1                                  99                             Collateral Term Sheets          Filed Manually
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